ORIGINAL
NAME                       ISSUE DATE                PRIN              DOC #
----------------------------------------------------------------------------
HITEL*                      12/18/98                $46,750            9812R
MARSALA                     12/18/98                $51,944            9813R
A.CRAWFORD                  12/18/98                $36,361            9815R
BOOT                        12/18/98                $51,944            9816R
HIRSCH,S                    12/18/98                $50,352            9818
Void                                                                   9819
MARSALA                     12/18/98                $11,284            9820
A.CRAWFORD                  12/18/98                $80,000            9821

* Filed herewith

                          NY REGIONAL RAIL CORPORATION
                                 4302 FIRST AVE.
                               BROOKLYN, NY 11232
                        (718) 788-3690 FAX (718) 788-4462


                              PROMISSORY NOTE 9812R

                                    12/18/98


         FOR THE VALUE RECEIVED, the undersigned promises to pay to the order of Hi-Tel Group the sum of FOURTY SIX THOUSAND SEVEN HUNDRED FIFTY DOLLARS ($46,750) United States of America Dollars.


         The Note amount shall be paid to Note Holder in a single payment of FOURTY SIX THOUSAND SEVEN HUNDRED FIFTY DOLLARS ($46,750), plus all accrued interest due on or before March 31, 1999. Interest will be Ten percent (10%) per annum.


         In addition, the maker provides to the Note holder, listed above, the IRREVOCABLE right to convert this Note into Common Shares of NEW YORK REGIONAL RAIL CORPORATION ("NYRR"), as said Common Shares are available under the provisions of the non-public offering, exemption as provided in the U.S. Securities Act of 1933 (and Regulation D thereunder) for as long, as this Note remains open. The conversion rights granted to the Note Holder will be calculated based on:

         (i)      on the value of the Note divided by $0.14 or
         (ii) on the value of the note divided by the ninety percent (90%) of the average closing bid price of the common shares for the previous five trading days prior to the date the conversion is exercised by the Note holder.

The conversion rights represented by this note are exercisable at the option of the Note Holder in whole at any time within the period above specified.

Upon exercise of Note 9812R conversion to Common shares the maker grants Note Holder an OPTION to acquire a block of .50 shares of non restricted Common Stock for eighteen cents ($0.18) for every share holder acquires through converting this NOTE 9812R into NYRR common stock. Said OPTION will be exercisable until September 30, 1999.

         To receive a certificate for the Common shares when the Option is exercised. the Note will be presented to the Corporation. with the accompanying form of subscription duly executed. A subscription form is provided as an attachment to this 4ote. Upon receipt of a properly executed subscription form the Maker will cause to have issued the -appropriate number of common shares, said shares being sent from the Transfer Agent no later than ten business days from receipt of the subscription form. If said shares are not sent by the aforementioned date Maker agrees to issue additional shares is a penalty. Said penalty shares will be calculated by multiplying the number of issued converted shares(N) by 0.0125 and then by each additional delay period(P), each delay period being five business days or part, thereof.

                          Penalty Shares = N x 0.125x P

Maker agrees that Holder will receive a lower conversion price or strike price than defined herein if Maker provides a lower price to a third party at any time in the period from the date of this note to the date Holder converts this Note or exercises its warrants.


In the event of default, the undersigned agrees to pay all reasonable attorney fees and costs of collection.


New York Regional Rail

By:__________________
President